Exhibit 99.1

Mobix Labs Secures $100 Million Committed Equity Facility

Capital Enhances Financial Flexibility for Future Growth and M&A Strategy

IRVINE, Calif., Mar. 19, 2023— Mobix Labs Inc. (Nasdaq: MOBX) (“Mobix Labs”), a fabless semiconductor company developing disruptive next-generation connectivity solutions that span from wired to next-generation wireless solutions, including 5G, today announced that it has entered into a $100 million common stock purchase agreement (the “agreement”) with B. Riley Principal Capital II, LLC (“B. Riley”).

Under this agreement, B. Riley has committed to purchasing, subject to the satisfaction of certain conditions, up to $100 million of Mobix Labs Class A common stock (the “common stock”), with the per share price to be determined based on market prices. Mobix Labs is under no obligation to sell its common stock under the agreement, and the timing of any sales, are solely at the discretion of Mobix Labs. The price, amount, and maximum number of shares of common stock sold per sale will be determined by the terms of the agreement. Further details about the agreement will be included in a Form 8-K that Mobix Labs will file with the Securities and Exchange Commission (the “SEC”).

Mobix Labs’s CEO, Fabian Battaglia, expressed enthusiasm regarding the announcement, highlighting the potential benefits of this new funding source. “This strategic financing is anticipated to enable us to expedite the realization of our growth strategy, particularly in the development of disruptive mmWave 5G and C-Band wireless solutions. Furthermore, it is expected to provide us with a financing source to position us to deliver cutting-edge connectivity and filtering products tailored for next-generation communications systems, with a keen focus on critical sectors such as aerospace, military, and high reliability markets. We are honored to collaborate with B. Riley in the execution of our business model and remain confident in our long-term growth prospects.”

Keyvan Samini, President, and Chief Financial Officer of Mobix Labs, emphasized the significance of this new financial milestone. “We believe that the securing of up to $100 million provides us with financial flexibility essential for accelerating our merger and acquisition strategy. This committed equity facility is anticipated to provide an additional funding source that will help accelerate Mobix Labs’ growth trajectory and enhance shareholder value within a shorter timeframe. Our commitment remains steadfast in executing strategic acquisitions aimed at bolstering cash flow and expanding into new markets.”

The issuance of the shares of common stock under the agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of any of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about capturing additional opportunities in the future, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and a number of factors could cause actual results to differ materially from those contained in any forward-looking statement. In some cases, forward-looking statements can be identified by words or phrases such as “may,” “will,” “expect,” “anticipate,” “target,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, including without limitation, the inability to satisfy all of the conditions in the agreement necessary to obligate B. Riley to purchase the shares of common stock; the inability of Mobix Labs to access the full $100 million committed equity facility, or a substantial portion thereof, due to the limitations in the agreement, or otherwise; the risks that the trading volume and price limitations will limit Mobix Labs’ ability to access some or all of the committed equity facility; the inability of Mobix Labs to file a registration statement covering the resale of the shares of common stock issued to B. Riley pursuant to the agreement (the “Resale Registration Statement”) with the SEC or the risk that such Resale Registration Statement is never declared effective, or it is declared effective later than expected, thereby impacting Mobix Labs’ ability to utilize the committed equity facility as desired; the risk that Mobix Labs is unable to successfully commercialize its products and solutions, or experiences significant delays in doing so; the risk that Mobix Labs may not be able to generate income from operations in the foreseeable future; the risks concerning Mobix Labs’ ability to continue as a going concern; the inability to maintain the listing of Mobix Labs’ securities on Nasdaq; the risk that the price of Mobix Labs’ securities may be volatile due to a variety of factors, including the sale of a substantial number of shares of common stock, including the sale of shares of common stock by B. Riley that it receives pursuant to the agreement, changes in the highly competitive industries in which Mobix Labs operates, variations in performance across competitors, changes in laws, regulations, technologies, the global supply chain, and macro-economic and social environments affecting Mobix Labs’ business and changes in the combined capital structure; the risk that Mobix Labs experiences difficulties in managing its growth and expanding operations; the risk that Mobix Labs may not be able to consummate planned strategic acquisitions, or fully realize anticipated benefits from past or future acquisitions or investments; the risk that litigation may be commenced against Mobix Labs; the risk that Mobix Labs’ patent applications may not be approved or may take longer than expected, and Mobix Labs may incur substantial costs in enforcing and protecting its intellectual property; Mobix Labs’ reliance on a limited number of customers and retaining those customers; and the impact of health epidemics, such as the COVID-19 pandemic, on Mobix Labs’ business and industry and the actions Mobix Labs may take in response thereto and to other geopolitical concerns. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on February 20, 2023 and in any subsequent filings with the SEC. All information provided in this press release is as of the date of this press release, and Mobix Labs undertakes no duty to update such information, except as required under applicable law.

About Mobix Labs

Based in Irvine, California, Mobix Labs is a fabless semiconductor company delivering mmWave 5G and C-Band wireless solutions and delivering connectivity and filtering products for next-generation communication systems supporting the aerospace, military, and high-reliability markets. The Company’s True Xero active optical cables are designed to meet customer needs for high-quality active optical cable solutions at an affordable price. The Company’s electromagnetic filtering products, which were acquired in the EMI Solutions, Inc. (“EMI”) acquisition, are used in military and aerospace applications. These technologies are designed for large and rapidly growing markets where there are increasing demands for higher-performance communication and filtering systems that utilize an expanding mix of both wireless and connectivity technologies. More information on the company can be found by visiting www.mobixlabs.com.

Media Contact:

Jeff Fox, The Blueshirt Group

415.828.8298

jeff@blueshirtgroup.com

Investor Contact:

Lori Barker, The Blueshirt Group

408.313.7630

lori@blueshirtgroup.com

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